UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2025

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. Results of Operations and Financial Condition.

On September 8, 2025, Casey's General Stores, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended July 31, 2025 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 3, 2025, the Company held its 2025 annual shareholders’ meeting (the “Meeting”). The matters voted upon, and results, were as follows:

At the Meeting, the following eleven director nominees were elected, by a majority vote, to serve until the next annual shareholders’ meeting and until their successors are elected and qualified (Proposal #1):

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sri Donthi	30,598,460	229,084	27,631	3,433,525
Donald E. Frieson	30,608,982	220,529	25,664	3,433,525
Cara K. Heiden	30,592,128	238,280	24,767	3,433,525
David K. Lenhardt	30,326,580	504,839	23,756	3,433,525
Maria Castañón Moats	30,602,265	228,012	24,898	3,433,525
Darren M. Rebelez	29,770,869	1,061,017	23,289	3,433,525
Larree M. Renda	30,238,026	593,558	23,591	3,433,525
Judy A. Schmeling	30,511,449	320,179	23,547	3,433,525
Michael Spanos	30,603,848	226,576	24,751	3,433,525
Gregory A. Trojan	30,604,302	226,528	24,345	3,433,525
Allison M. Wing	30,594,977	237,077	23,121	3,433,525

At the Meeting, the vote to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2026, was as follows (Proposal #2):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,424,315	833,546	30,839	0

At the Meeting, the advisory vote on named executive officer compensation was as follows (Proposal #3):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,127,765	596,858	130,552	3,433,525

At the Meeting, the vote to approve the Casey’s General Stores, Inc. 2025 Stock Incentive Plan was as follows (Proposal #4):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,228,232	550,245	76,698	3,433,525

At the Meeting, the vote on the shareholder proposal regarding Scope 3 greenhouse gas reduction targets was as follows (Proposal #5):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,050,371	28,510,419	294,385	3,433,525

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Casey's General Stores, Inc. dated September 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: September 8, 2025	By:	/s/ Stephen P. Bramlage Jr.
Stephen P. Bramlage Jr.
Chief Financial Officer